THE BOARD OF DIRECTORS OF SKYTEL COMMUNICATIONS, INC. RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL
                                                      Please mark  [X]
                                                      your vote as
                                                      indicate in
                                                      this example

1. ADOPTION OF AN AGREEMENT AND PLAN OF MERGER (THE "MERGER AGREEMENT") AMONG SKYTEL COMMUNICATIONS, INC., A DELAWARE CORPORATION, MCI WORLDCOM, INC., A GEORGIA CORPORATION, AND EMPIRE MERGER INC., A DELAWARE CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF MCI WORLDCOM, INC.

                                                 FOR     AGAINST    ABSTAIN
                                                 [  ]      [  ]      [  ]

THIS PROXY WILL BE VOTED "FOR" ADOPTION OF THE MERGER AGREEMENT IF NO CHOICE IS SPECIFIED.

[IF VOTING VIA THE INTERNET OR TELEPHONE, PLEASE FOLLOW INSTRUCTIONS BELOW.]

                                                  Will attend meeting [ ]

                                               Change of Address      [ ]

                                               ----------------------

                                               ----------------------

                                               ----------------------

Signature________________________Signature________________________Date_________

Note:Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                        [VOTE BY TELEPHONE OR INTERNET]
                        [QUICK *** EASY *** IMMEDIATE]

          YOUR VOTE IS IMPORTANT!- YOU CAN VOTE IN ONE OF THREE WAYS:

1. TO VOTE BY PHONE: Call toll free 1-800-840-1208 on a touch tone telephone
                          24 hours a day-7 days a week
   There is NO CHARGE to you for this call. - Have your proxy card in hand.
You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form

    [To vote as the Board of Directors recommends on the proposal, press 1]

                   When asked, please confirm by Pressing 1.

      Proposal - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0
                   When asked, please confirm by Pressing 1.

                                      or
                                      --

2. VOTE BY INTERNET: Follow the instructions at our Website
                      Address:http://www.eproxy.com/skyt

                                      or
                                      --

3. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

      NOTE: If you vote by Internet or Telephone, THERE IS NO NEED TO MAIL
            BACK your Proxy Card.

                             THANK YOU FOR VOTING.

                          SKYTEL COMMUNICATIONS, INC.

        This Proxy is Solicited on Behalf of the Board of Directors of
         SkyTel Communications, Inc. for use at the Special Meeting of
                 Stockholders to be held on September 29, 1999

     The undersigned holder of shares of common stock, par value $0.01 per share, of SkyTel Communications, Inc. ("SkyTel") hereby appoints Leonard G. Kriss and Robert Kaiser and each of them, as proxies of the undersigned, with full power of substitution and resubstituion, to represent and vote as set forth herein all of the shares of common stock of SkyTel held of record by the undersigned on August 19, 1999 at the Special Meeting of Stockholders to be held on September 29, 1999, starting at 10:00 a.m., Central time, at the Capital Club, 125 South Congress Street, Capital Towers Building, 19th Floor, Jackson, Mississippi 39201, and at any and all postponements and adjournments thereof (the "Special Meeting").

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE OTHER SIDE OF THIS PROXY AND OTHERWISE IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         (Continued, and to be dated and signed, on the reverse side)
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                            YOUR VOTE IS IMPORTANT!

                      You can vote in one of three ways:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
                                      or
                                      --

2. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                      or
                                      --

3. Vote by Internet at our Internet Address: http://www.eproxy.com/skyt

                                  PLEASE VOTE